Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Benchmark Electronics, Inc. (the Company) on Form 10-Q for the period ending September 30, 2018 (the Report), I certify to the best of my knowledge that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Paul J. Tufano
Paul J. Tufano
President and Chief Executive Officer
November 8, 2018